January 9, 2012

TO: Security Holders of Gentor Resources, Inc.

RE: Notice of Fairness Hearing Regarding Proposed Reorganization

This letter constitutes notice that the Idaho Department of Finance will hold a fairness hearing ("Fairness Hearing") on the proposed Reorganization (defined below) of Gentor Resources, Inc. (the "Company") and its wholly-owned subsidiary, Gentor Resources (Wyoming) Inc. (the "Subsidiary"), on January 23, 2012, at 9 a.m. MST, at the offices of Hawley Troxell Ennis & Hawley LLP, located 877 Main Street, Suite 1000, Boise, Idaho, 83701-1617. A copy of the Notice of Fairness Hearing is enclosed herewith. The Fairness Hearing will be conducted by a hearing officer appointed by the Director of the Idaho Department of Finance. Contact information for the hearing officer is as follows:

Richard A. Riley
Hawley Troxell Ennis & Hawley LLP
877 Main Street, Suite 1000
P.O. Box 1617
Boise, Idaho 83701-1617
Phone: 208.388.4842
Fax: 208.954.5255
e-mail: rriley@hawleytroxell.com

Under applicable law, notice of the Fairness Hearing is required to be given to all persons to whom securities (in this case, the Securities (defined below)) are to be issued in the applicable transactions. Please be advised all interested persons have a right to appear at the Fairness Hearing either in person at the physical address above or by telephone by calling (208) 388-4825 or (866) 388-4977 and entering code number 0147114, or visiting http://conference.hteh.com/call/0147114 to have the system call back. In addition, an interested person may submit (by mail, email or facsimile) written prepared testimony to the hearing officer in advance of the hearing.

Each interested person is entitled to present evidence as to the fairness of the terms and conditions of the proposed Reorganization, including the proposed exchange of Securities. You may submit questions or comments directly to the hearing officer either at the Fairness Hearing or prior to the Fairness Hearing by using the foregoing contact information. Any interested person who wishes to appear at the hearing by telephone must give the hearing officer prior notice of such intent to appear. Any interested person who submits prepared testimony in advance of the hearing must appear at the hearing in person or by telephone to formally submit the prepared testimony under oath. Any interested person may, but need not be, represented by counsel at the hearing.

The Reorganization is being proposed for the purpose of changing our corporate domicile from the State of Florida to the Cayman Islands by means of a two-step process involving (i) a merger of the Company with and into the Subsidiary, with the Subsidiary as the surviving corporation, pursuant to an agreement and plan of merger between the Company and the Subsidiary (the "Enabling Merger"); and (ii) subject to the consummation of the Enabling Merger, the transfer out of the State of Wyoming and continuation into the Cayman Islands of the surviving corporation in the Enabling Merger (the "Continuance", and together with the Enabling Merger, the "Reorganization"). Pursuant to the Enabling Merger, all of the common shares, stock options, warrants and compensation options of the Company that are outstanding at the time of the Enabling Merger will be converted into a like kind and number of common shares, stock options, warrants and compensation options, respectively, of the Subsidiary (collectively, the "Wyoming Securities"). Pursuant to the Continuance, all of the Wyoming Securities that are outstanding at the time of the Continuance will be converted into a like kind and number of common shares, stock

options, warrants and compensation options, respectively, of the continued company (the "Continued Company Securities", and together with the Wyoming Securities, the "Securities").

Important information regarding the Reorganization and associated matters (including but not limited to applicable risk factors, certain tax consequences and securities law considerations and a comparison of the present rights of shareholders to what will be the rights of shareholders following the Reorganization) are set forth in the draft information circular/proxy statement (including the exhibits thereto) (the "Information Circular"), a copy of which is available on our website at http://www.gentorresources.com/s/IFHI.asp. You may also request a paper copy of the draft Information Circular by contacting the Company via the contact information set forth below. Prior to the Fairness Hearing, you are encouraged to carefully consider the information contained in the Information Circular. It is important to note that the Information Circular is being made available to you at this time solely to inform you of the proposed Reorganization in advance of the Fairness Hearing, and not for the purpose of soliciting any proxies or shareholder consents at this time.

The Company and the Subsidiary have requested that the Idaho Department of Finance hold the Fairness Hearing to consider the fairness of the terms and conditions of (1) the exchange and issuance of the Wyoming Securities pursuant to the Enabling Merger, and (2) the exchange and issuance of the Wyoming Securities for the Continued Company Securities pursuant to the Continuance. The Idaho Department of Finance will issue an order (the "Order") approving the Reorganization if the proposed transaction is fair, equitable and free from fraud. Such Order, if granted, will constitute the basis for an exemption from the registration requirements of the United States Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof, with respect to the issuance of the Wyoming Securities and the Continued Company Securities.

THIS NOTICE OF FAIRNESS HEARING DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO IN THIS NOTICE OF FAIRNESS HEARING. NO OFFER, SOLICITATION OR SALE OF ANY OF THE SECURITIES REFERRED TO IN THIS NOTICE OF FAIRNESS HEARING SHALL BE MADE IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE REGISTRATION OR QUALIFICATION OF SUCH SECURITIES UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

NO PROXIES OR SHAREHOLDER CONSENTS ARE BEING SOLICITED AT THIS TIME.

If you have any questions with respect to the above, please contact the Company at (416) 366-2221, and ask for Geoffrey G. Farr, Corporate Secretary.

Very truly yours,

GENTOR RESOURCES, INC.

Geoffrey G. Farr
Corporate Secretary

Richard A. Riley, ISB No. 2114
Hearing Officer
HAWLEY TROXELL ENNIS & HAWLEY LLP
877 Main Street, Suite 1000
P.O. Box 1617
Boise, ID 83701-1617
Telephone: 208.344.6000
Facsimile: 208.954.5255
Email: rriley@hawleytroxell.com

BEFORE THE DIRECTOR OF THE DEPARTMENT OF FINANCE

OF THE STATE OF IDAHO

In the Matter of: THE PROPOSED MERGER OF GENTOR RESOURCES, INC. WITH GENTOR RESOURCES OF WYOMING, INC.	Docket No. 2011-7-21 **NOTICE OF FAIRNESS HEARING**

The State of Idaho, Department of Finance (Department) has received an application for a Fairness Hearing pursuant to Section 30-14-202A of the Idaho Uniform Securities Act (2004) requesting that the Department conduct a Fairness Hearing to consider the fairness of the exchange and issuance of shares of common stock of Gentor Resource of Wyoming, Inc., a Wyoming corporation and a wholly-owned subsidiary (Subsidiary) of Gentor Resources, Inc., a Florida corporation (Parent), with and to Parent's shareholders followed by the subsequent exchange and issuance of shares of a Cayman Island's exempted company, resulting in the redomestication of Parent from Florida to the Cayman Islands. Parent's shareholders would thereby become shareholders of the Cayman Islands exempted company.

By Order Appointing Hearing Officer dated January 6, 2012, the Director of the Department appointed the undersigned as Hearing Officer to conduct the Fairness Hearing and to issue a recommended order to the Department Director. Based on the foregoing, the undersigned Hearing Officer hereby gives notice that a Fairness Hearing concerning the above-referenced matter is set for January 23, 2012 at 9:00 a.m. (MST), to be held at the offices of HAWLEY TROXELL ENNIS & HAWLEY LLP, located at 877 Main Street, Suite 1000, Boise, Idaho 83702.

Interested parties may appear at the hearing in person or by telephone by calling 208.388.4825 or 866.388.4977 and entering code number 0147114, or visit http://conference.htch.com/call/01147114 to have the system call you. Any interested person who wishes to appear at the hearing by telephone must give the undersigned hearing officer prior notice of intent to appear. An interested person may also submit prepared testimony to the Hearing Officer in advance of the hearing. Any person submitting prepared testimony must appear at the hearing in person or by telephone to formally submit the testimony under oath.

DATED THIS 9th day of January, 2012.

Richard A. Riley, Hearing Officer

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that on this 9th day of January, 2012, I caused to be served a true copy of the foregoing NOTICE OF FAIRNESS HEARING by the method indicated below, and addressed to each of the following:

Lisa M. Luebeck DORSEY & WHITNEY LLP Columbia Center 701 Fifth Avenue, Suite 6100 Seattle, WA 98104-7043	☐ U.S. Mail, Postage Prepaid ☐ Hand Delivered ☐ Overnight Mail ☑ E-mail: luebeck.lisa@dorsey.com ☐ Telecopy: 206.299.3473
Alan Conilogue Deputy Attorney General State of Idaho P.O. Box 83720 Boise, ID 83720-0031	☐ U.S. Mail, Postage Prepaid ☐ Hand Delivered ☐ Overnight Mail ☑ E-mail: alan.conilogue@finance.idaho.gov ☐ Telecopy: 208.332.8016

Richard A. Riley